UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2020

MEGALITH FINANCIAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38633	82-3410369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 5th Ave, 29th Floor, New York, NY 10017

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 235-0430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MFAC	NYSE American LLC
Warrants to purchase Class A Common Stock	MFAC.W	NYSE American LLC
Units, each consisting of one share of Class A Common Stock and one Warrant	MFAC.U	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 21, 2020, Megalith Financial Acquisition Corp., a Delaware corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”), at which the stockholders voted on the proposals set forth below, each of which is described in greater detail in the proxy statement/prospectus filed pursuant to Rule 424(b)(3) (File No. 333-249815) by the Company with the Securities and Exchange Commission (the “SEC”) on December 11, 2020 (the “Prospectus”).

On November 27, 2020, the record date for the Special Meeting, there were 7,427,226 shares of common stock outstanding, of which 3,195,004 were shares of Class A common stock and 4,232,222 were shares of Class B common stock. At the Special Meeting, there were 6,040,403 shares voted by proxy or in person, and each of the proposals was approved by the Company’s stockholders.

The approval of the Business Combination Proposal (as defined and described below) and the Charter Amendment Proposals (as defined and described below) required the affirmative vote of a majority of the issued and outstanding shares of the Company’s Class A common stock and Class B common stock (collectively, the “Common Stock”), voting together as a single class, as of the record date for the Special Meeting. The approval of the NYSE Proposal (as defined and described below), the Incentive Plan Proposal (as defined and described below), and the Adjournment Proposal (as defined and described in the Prospectus) each required the affirmative vote of the holders of a majority of the shares of Common Stock cast by the stockholders represented in person or by proxy and entitled to vote thereon at the Special Meeting.

Set forth below are the final voting results for the Business Combination Proposal, the NYSE Proposal, the Charter Amendment Proposals, and the Incentive Plan Proposal. As there were sufficient votes to approve each such proposal, the Adjournment Proposal was not presented to the Company’s stockholders at the Special Meeting.

Business Combination Proposal

To approve an Agreement and Plan of Merger, dated August 6, 2020, (as amended on November 2, 2020 and on December 8, 2020, and as may be further amended or supplemented from time to time, the “Merger Agreement”), by and among the Company, MFAC Merger Sub Inc., a Pennsylvania corporation and an indirect wholly-owned subsidiary of the Company (“Merger Sub”), BankMobile Technologies, Inc., a Pennsylvania corporation (“BankMobile”), Customers Bank, a Pennsylvania state chartered bank and the sole stockholder of BankMobile (“Customers Bank”), and Customers Bancorp, Inc., a Pennsylvania corporation and the parent bank holding company for Customers Bank, and approve the transactions contemplated thereby, including the merger (the “Merger”) of BankMobile with and into Merger Sub, with Merger Sub surviving the Merger as a wholly-owned indirect subsidiary of the Company (the “Business Combination”).

For	Against	Abstentions	Broker Non-Votes
6,007,685	0	32,728	0

NYSE Proposal

To approve for purposes of complying with the New York Stock Exchange Listing Manual Section 312.03(b), the issuance of 192,599 shares of Class A common stock to certain parties affiliated with MFA Investor Holdings, LLC, a Delaware limited liability company, the Company’s sponsor, pursuant to the subscription agreements entered into as part of a private offering closing in connection with the Business Combination, dated August 5, 2020, by and between the Company and the investors named therein.

For	Against	Abstentions	Broker Non-Votes
6,007,231	80	33,102	0

Charter Amendment Proposals

To approve seven (7) separate proposals to adopt and approve the Amended and Restated Certificate of Incorporation of the Company, which shall become effective upon the closing of the Business Combination (the “Amended Charter”), a copy of which is attached to the Prospectus, reflecting the following material differences from the Company’s current Amended and Restated Certificate of Incorporation, as amended (the “Current Charter”):

(a)	An amendment to the Current Charter to change the name of the Company to “BM Technologies, Inc.”

For	Against	Abstentions	Broker Non-Votes
6,007,306	384	32,723	0

(b)	An amendment to the Current Charter to reclassify the Class A common stock and the Class B common stock as common stock.

For	Against	Abstentions	Broker Non-Votes
5,967,400	6	73,007	0

(c)	An amendment to the Current Charter to increase the authorized capital stock to 1,010,000,000 shares, consisting of 1,000,000,000 shares of common stock and 10,000,000 shares of “blank check” preferred stock.

For	Against	Abstentions	Broker Non-Votes
5,965,118	2,538	72,757	0

(d)	An amendment to the Current Charter to provide that an amendment to the Company’s Bylaws by the stockholders requires the affirmative vote of at least 66⅔% of the voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

For	Against	Abstentions	Broker Non-Votes
5,886,945	78,645	74,823	0

(e)	An amendment to the Current Charter to provide that any amendment to the following provisions of the Amended Charter will require approval of the holders of 66⅔% of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class: “Board of Directors,” “Bylaws,” “Special Meetings of Stockholders; Action by Written Consent,” “Limited Liability; Indemnification,” “DGCL Section 203 and Business Combinations,” “Amendment of Amended and Restated Certificate,” and “Forum; Severability.”

For	Against	Abstentions	Broker Non-Votes
5,886,945	78,645	74,823	0

(f)	An amendment to the Current Charter to provide that the Company may not engage in certain “business combinations” with any “interested stockholder” (which excludes Customers Bank and any of its direct or indirect transferees) for a three (3) year period following the time that the stockholder became an interested stockholder, unless (1) prior to the date of the transaction the Company’s board of directors approves either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; (2) the interested stockholder owns at least 85% of the Company’s voting stock outstanding upon consummation of the transaction, excluding for purposes of determining the number of shares outstanding (x) shares owned by persons who are directors and also officers and (y) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether their shares held subject to the plan will be tendered in a tender or exchange offer; or (3) on or subsequent to the consummation of the transaction, the Business Combination is approved by the Company’s board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66⅔% of the Company’s issued and outstanding voting stock which is not owned by the interested stockholder.

For	Against	Abstentions	Broker Non-Votes
5,962,862	4,828	72,723	0

(g)	An amendment to the Current Charter to remove the various provisions applicable only to special purpose acquisition corporations.

For	Against	Abstentions	Broker Non-Votes
5,967,684	1	72,728	0

Incentive Plan Proposal

To approve the 2020 Equity Incentive Plan (the “Incentive Plan Proposal”), a copy of which is attached to the Prospectus.

For	Against	Abstentions	Broker Non-Votes
5,964,014	1,178	75,221

Following redemptions of 500 shares of Class A common stock in connection with the Special Meeting, a total of approximately $27,602,545.52 will remain in the Company’s trust account (the “Trust Account”) established in connection with the Company’s initial public offering, without taking into account the additional $0.04 for each share of Class A common stock that is not redeemed to be deposited into the Trust Account, and 2,651,614 shares of Class A common stock will remain issued and outstanding.

Item 7.01. Regulation FD Disclosure.

On December 21, 2020, the Company announced the approval of the foregoing proposals by the Company’s stockholders and the anticipated closing date of the Business Combination. A copy of the press release is furnished hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 is being “furnished”, and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall they be deemed incorporated by reference in any filing that the Company makes under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 21, 2020

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties.  Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including the Prospectus and our Annual Report on Form 10-K for the year ended December 31, 2019, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEGALITH FINANCIAL ACQUISITION CORP.

	By:	/s/ A.J. Dunklau
		Name:	A.J. Dunklau
		Title:	Chief Executive Officer

Dated: December 21, 2020

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